UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 31, 2015

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place Suite 1450 McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 27, 2015, GTT Communications, Inc. (the "Company") filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting that on October 22, 2015, the Company closed its acquisition of One Source Networks, Inc., ("One Source"). This Form 8-K/A amends the Initial Form 8-K to include the historical audited and unaudited financial statements of One Source and the pro forma condensed combined financial information required by Items 9.01 (a) and 9.01 (b) of Form 8-K that were excluded from the Initial Form 8-K in reliance on the instructions to such items.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
The audited financial statements of One Source operations as of December 31, 2014, 2013, 2012 and for the three years in the period ended December 31, 2014 are filed herewith as Exhibit 99.1 and 99.2 to this Form 8-K/A and incorporated by reference into this Item 9.01(a).
The unaudited financial statements of One Source as of and for nine month periods ended September 30, 2015 and 2014 are filed herewith as Exhibit 99.3 to this Form 8-K/A and incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.
The following unaudited pro forma combined financial information of the Company and One Source are filed herewith as Exhibit 99.4 to this Form 8-K/A and incorporated by reference into this Item 9.01(b):

•	Unaudited Pro Forma Combined Balance Sheets as of September 30, 2015.

•	Unaudited Pro Forma Combined Statement of Operations for the Nine Months Ended September 30, 2015.

•	Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2014.

•	Notes to Unaudited Pro Forma Combined Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	The audited financial statements of One Source operations as of December 31, 2012, 2013 and for the two years in the period ended December 31, 2013
99.2	The audited financial statements of One Source operations as of December 31, 2013, 2014 and for the two years in the period ended December 31, 2014
99.3	The unaudited financial statements of One Source operations as of and for the nine month period ended September 30, 2015 and 2014
99.4	The unaudited pro forma condensed combined financial information of the Company and One Source for the year ended December 31, 2014 and for the nine months ended September 30, 2015
23.1	Consent of UHY LLP
23.2	Consent of Maxwell, Locke and Ritter, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2015	GTT COMMUNICATIONS, INC.

/s/ Michael T. Sicoli
Michael T. Sicoli
Chief Financial Officer

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